 This hour is made possible by the Davlin Philanthropic Fund, a socially conscious business that allows investors to save for retirement and support their favorite charities at the same time.  A prospectus is available at www.DavlinFunds.org or [radio station URL] and the Davlin Fund link.  The Davlin Philanthropic Fund – Creating a World of Philanthropists.(pause)  Investors should read the prospectus and consider investment objectives, risks, and expenses before investing.